                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 13, 1997
                                                        ------------------



                          PREMIERE TECHNOLOGIES, INC.
                           (Exact name of registrant
                          as specified in its charter)



                  Georgia             0-27778          59-3074176
           ----------------------   -----------    ------------------
               (State or other      (Commission    (I.R.S. Employer
               jurisdiction of      File Number)   Identification No.)
               incorporation)


     3399 Peachtree Road, N.E.
     The Lenox Building, Suite 700
     Atlanta, Georgia                                   30326
     -----------------------------------------        ----------
     (Address of principal executive offices)        (Zip Code)


      Registrant's telephone number, including area code:  (404) 262-8400


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

     Premiere Technologies, Inc. ("Premiere" or the "Company") hereby amends its Current Report on 8-K dated November 13, 1997, filed with the Securities and Exchange Commission (the "Commission") on December 5, 1997, as amended by its Current Report on Form 8-K/A filed with the Commission on December 24, 1997, to amend and restate the "Pro Forma Condensed Combined Financial Information" filed as Exhibit 99.6 to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

    11.1  Statement Re: Computation of Net Income Per Share*

    23.1  Consent of Arthur Andersen LLP*

    23.2  Consent of Ernst & Young LLP*

    23.3  Consent of Price Waterhouse*

    27.1  Financial Data Schedule of Premiere Technologies, Inc.*

    99.1  Press Release dated November 14, 1997*

    99.2 Agreement and Plan of Merger dated as of November 13, 1997 (with exhibits) by and among Premiere Technologies, Inc., Nets Acquisition Corp. and Xpedite Systems, Inc.*

    99.3 Share Purchase Agreement dated as of August 8, 1997, by and among Xpedite Systems, Inc., Xpedite Systems Holdings (UK) Limited, and the shareholders of Xpedite Systems Limited.*

    99.4 Consolidated Financial Statements of Xpedite Systems, Inc., as described in Item 5 of this Form 8-K.*

    99.5 Consolidated Financial Statements of Xpedite Systems Limited, as described in Item 5 of this Form 8-K.*

    99.6  Pro Forma Condensed Combined Financial Information, as described in
          Item 5 of this Form 8-K.

    99.7 Consolidated Financial Statements of Premiere Technologies, Inc., as described in Item 5 of this Form 8-K.*

    99.8 Management's Discussion and Analysis of Financial Condition and Results of Operations of Premiere Technologies, Inc., as described in
          Item 5 of this Form 8-K.*

    99.9 Description of Business of Premiere Technologies, Inc., as described in Item 5 of this Form 8-K.*

--------------
* Previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PREMIERE TECHNOLOGIES, INC.


                                       By: /s/ Patrick G.  Jones
                                           ---------------------------
                                           Patrick G.  Jones
                                           Senior Vice President of Finance
                                           and Legal


Dated: January 26, 1998

                                 EXHIBIT INDEX
   No.   Description
   ---   -----------

   11.1  Statement Re: Computation of Net Income Per Share*

   23.1  Consent of Arthur Andersen LLP*

   23.2  Consent of Ernst & Young LLP*

   23.3  Consent of Price Waterhouse*

   27.1  Financial Data Schedule of Premiere Technologies, Inc.*

   99.1  Press Release dated November 14, 1997*

   99.2 Agreement and Plan of Merger dated as of November 13, 1997 (with exhibits) by and among Premiere Technologies, Inc., Nets Acquisition Corp. and Xpedite Systems, Inc.*

   99.3 Share Purchase Agreement dated as of August 8, 1997, by and among Xpedite Systems, Inc., Xpedite Systems Holdings (UK) Limited, and the shareholders of Xpedite Systems Limited.*

   99.4 Consolidated Financial Statements of Xpedite Systems, Inc., as described in Item 5 of this Form 8-K.*

   99.5 Consolidated Financial Statements of Xpedite Systems Limited, as described in Item 5 of this Form 8-K.*

   99.6 Pro Forma Combined Condensed Financial Information, as described in Item 5 of this Form 8-K.

   99.7 Consolidated Financial Statements of Premiere Technologies, Inc., as described in Item 5 of this Form 8-K.*

   99.8 Management's Discussion and Analysis of Financial Condition and Results of Operations of Premiere Technologies, Inc., as described in Item 5 of this Form 8-K.*

   99.9 Description of Business of Premiere Technologies, Inc., as described in Item 5 of this Form 8-K.*

----------------
* Previously filed.